Exhibit 10.2

           ACCOUNTS RECEIVABLE PURCHASE AND GENERAL SECURITY AGREEMENT

     THIS AGREEMENT, is entered into and delivered this 19TH day of December, 2007 in Chicago, Illinois in the County of Cook by and between BLN CAPITAL FUNDING, LLC, an Illinois LLC Located at 180 North Stetson Suite 3501 Chicago, Illinois, 60601 (hereinafter referred to as "BLN"), and LASALLE BRANDS CORPORATION A NEVADA Corporation organized and existing under the laws of the State of Nevada presently located at 7702 East Doubletree Ranch Road, Suite 300, Scottsdale, Arizona 85258.

RECITALS

     WHEREAS, Client wishes to sell and assign its Receivables, as defined herein, to BLN making BLN its sole accounts receivable purchaser and the sole owner of such Receivables, furthermore Client desires to borrow other funds/monies from time to time on its inventory, purchase orders, real estate and/or other corporate assets; and

     WHEREAS, BLN desires to purchase certain Receivables from Client pursuant to the terms of this Agreement and fund/make other loans/advances from time to time secured by the inventory and other assets of Client: and

     NOW THEREFORE, in consideration of the mutual promises and covenants set out below, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

     1.1 "Advance Rate" shall be a cash sum equivalent to the percentage of the total amount of each Receivable purchased by BLN hereunder as set forth in
Section 2 of this agreement, as amended from time to time.

     1.2      "Agreement" shall mean this Agreement.

     1.3 "Blocked  Account" shall mean that account  created in accordance  with
Section 2.12 hereof.

     1.4 "Collateral" shall mean all of the items or references to property, whether real, personal or intangible described in Sections 3.1 hereof.

     1.5 "Customer" shall mean the person or entity indebted to Client due to the sale of goods or rendition of services for such Customer by Client.

     1.6 "Customer Finance Charges" shall mean any finance charges paid to BLN by a Customer with respect to any Receivable, if applicable.

     1.7 "Default" shall mean (i) default in the payment, when due and payable, of any of Client's Obligations; (ii) if any of Client's representations or warranties are false or misleading in any material respect; (iii) if Client fails to perform any obligations, terms, provisions, or covenants contained in this Agreement; (iv) the discontinuance or suspension of Client's present business operation, or if Client or any of the Guarantors becomes insolvent or unable to meet its debts as they mature, or if any proceeding is commenced against Client or any of the Guarantors for relief under any provision of any federal or state bankruptcy, insolvency or other similar law, the issuance or filing of any injunction, attachment, judgment or lien against Client or any Guarantor, or any of Client's or any Guarantor's property, or the appointment of a receiver, custodian or trustee of any kind for Client or any of Client's property; (v) if a default occurs under any guaranty agreement executed by any of the Guarantors in conjunction with this Agreement and is not cured within any applicable grace period; (vi) any Guarantor (being a natural person or a general partner of an guarantor which is a partnership) dies or Client or any Guarantor, which is a partnership, limited liability company, limited liability partnership or a corporation, dissolves or suspends or discontinues doing business; (vii) any default by Client or any Guarantor under any agreement, document or instrument relating to any indebtedness for borrowed money owing to any person other than BLN, or any capitalized lease obligations, contingent indebtedness in connection with any guarantee, letter of credit, indemnity or similar type of instrument in favor of any person other than BLN; (viii) the indictment or threatened indictment of Client or any Guarantor under any criminal statute, or commencement or threatened commencement of criminal or civil proceedings against Client or any Guarantor, pursuant to which statute or proceedings the penalties

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or remedies  sought or available  include  forfeiture  of any of the property of
Client or such Guarantor; or (ix) there shall be a material adverse change in the business, assets or prospects of Client or any Guarantor after the date hereof.

     1.8 "Discount" shall mean the amount of the discount of each respective Receivable due BLN pursuant to the terms of this Agreement and specifically defined in Section 2, as amended from time to time, attached hereto.

     1.9 "Dispute" shall mean any dispute, deduction, claim, offset, defense or counterclaim of any kind relating to Receivables, including, without limitation, any dispute relating to goods or services already paid for or relating to Receivables other than the Receivable on which payment is being withheld.

     1.10 "Eligible Receivables" means Receivables identified by BLN for purchase from approved debtors, as determined by BLN in its sole discretion.

     1.11 "Face Amount" shall mean the cash price for the goods Client sold and/or services Client rendered to a Customer, less any down payment paid by a Customer, plus any taxes imposes on such sales transactions.

     1.12 "Guarantors" shall mean all persons executing a guarantee agreement pertaining to Client's Obligations.

     1.13 "Net Amount" shall mean the Face Amount of receivables, less BLN's Discount as provided in Section 2.

     1.14 "Obligations" shall mean, without limitation, the aggregate amount of the Receivables purchased by BLN hereunder; charges or chargeback's arising from Disputes or otherwise; costs and expenses, including reasonable attorneys' fees, including enforcing, protecting or administering of BLN's rights into this Agreement; or in the prosecution or defense or any acts relating to this Agreement or any Receivables; amounts recovered from BLN on account of payments previously made by Customers on Receivables purchased by BLN; and any taxes or penalties or other charges which BLN may be required to pay in connection with this Agreement or any transaction carried out in connection herewith.

     1.15 '"Payment Date" shall mean the date of the deposit of the Customer payment on a receivable to the Blocked Account plus two (2) business days following the receipt of immediately available funds in the Blocked Account provided such payments or other funds and notice thereof are received in accordance with BLN's usual and customary practices as in effect from time to time and within sufficient time to credit Client's operating account on such day, and if not, then on the next business day.

     1.16 "Person" or "person" shall mean any individual, sole proprietorship, partnership, corporation (including any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof.

     1.17 "Prime Rate" shall mean the "prime rate" from time to time published in the "Money Rates" column of THE WALL STREET JOURNAL; provided, however, if the "Money Rates" column of THE WALL STREET JOURNAL ceases to be published or otherwise does not designate a "prime rate" as of any business day, BLN shall have the right to obtain such information from a similar business publication of its selection or Fifth Third Bank.

     1.18 "Purchase Price" shall be defined as the sum of the Advance Rate and the Reserve amount as described herein.

     1.19 "Purchased Accounts" shall mean all Receivables assigned to BLN by Client pursuant to this Agreement.

     1.20 "Receivable" or "Receivables" shall mean collectively or severally all accounts, contract rights, notes, bills and other forms of obligation arising in the ordinary course of business conducted by Client from the sale of goods or rendition of services.

     1.21 "Related Person" shall mean any Person (a) which now or hereafter directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, Client, or (b) which now or hereafter beneficially owns or holds five percent (5%) or more of the capital stock of Client, (c) five percent (5%) or more of the capital stock of which is beneficially owned or held by Client or is a family member of the Client. For the purposes hereof, "control" shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting stock, by contract or otherwise.

     1.22 "Reserve" shall mean the amount equivalent to the amount of each Receivable purchased from Client by BLN less the sum of the Advance Rate and the Discount due BLN plus any Customer Finance Charges.

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     1.23 "Schedule of Accounts"  shall mean the list of  Receivables  purchased from Client by BLN as amended from time to time.

     1.24 "UCC" shall mean the Uniform Commercial Code in effect in the State of Illinois on the date this Agreement is entered into by and between the parties hereto.

     1.25 "Client" shall mean LaSalle Brands Corporation or any of its successor name/s or company/s.

                                    ARTICLE 2

      PURCHASE AND SALE OF ACCOUNTS, COMMISIONS, FEES, INTEREST, INVENTORY
                        AND BILLING AND LOAN STATEMENTS

     2.1 Client agrees to use and hereby appoints BLN as its sole accounts receivables purchaser. Client hereby conveys, transfers, assigns and sells to BLN as absolute owner thereof all right, title and interest of its present and future Receivables. Client acknowledges and agrees that the decision to advance against any Receivable that is assigned to BLN shall be at BLN's sole and absolute discretion, and if BLN decides not to advance against a Receivable, this decision shall be expressly communicated to Client by BLN. Client further grants, conveys, transfers, sells and assigns to BLN all of its interest in the goods or services sold by Client which gave rise to the Receivables, in all goods that may be returned by Customers; all Client's rights as an unpaid vendor or lienor; documents (including, without limitation) all Client's bills of lading; all Client's proof of delivery; all Client's contracts and contract rights (including, without limitation, all Client's rights in purchase orders in the assets sold and assigned); all Client's rights of stoppage in transit, replevin and reclamation relating thereto; all Client's rights in and the guarantees thereof, and all Client's rights against related third parties thereto. Any goods so recovered or returned shall be set aside, and held in trust for BLN and such property shall be deemed the sole property of BLN. Client shall notify BLN promptly of all such returned or recovered goods.

     2.2 BLN hereby purchases from Client, with full recourse all present and future Eligible Receivables and Client agrees to assign and sell, and hereby assigns and sells to BLN, as absolute owner, with recourse as provided herein, Client's entire interest in such of Client's presently outstanding Eligible Receivables as well as all of Client's future Receivables. All such Eligible Receivables are to be reflected on the invoices pertaining to the Eligible Receivables that Client delivers to BLN. Client warrants that with respect to any invoice reflecting an Eligible Receivable that is presented to BLN for purchase, the Customer has received and accepted the goods and/or services which gave rise to such Eligible Receivable and there is no Dispute, mistake, error or fraud involving such Eligible Receivable, the Eligible Receivable is not subject to any security interest, lien or encumbrance whatsoever other than BLN's security interest, the Customer is not an affiliate, associate or subsidiary of Client, and the goods delivered or services rendered conform in all respects with the order placed by the Customer.

     2.3 Client hereby assign and sell to BLN as absolute owner, with recourse, our entire interest in all of the present and future Receivables. Client represent and warrant to BLN that at the time each Receivable is advanced against under this Agreement that (i) Client shall be the sole and absolute owner of such Receivable, free and clear of all liens, claims and encumbrances whatsoever, and (ii) BLN shall acquire by virtue of this Agreement, sole and absolute title and ownership of each such Receivable, free and clear of all liens, claims and encumbrances whatsoever. Client acknowledge's and agrees that the decision to advance against any Receivable shall be made by BLN in your sole and absolute discretion. All orders for Sales may be submitted to BLN for credit approval prior to shipment of the goods or rendition of the services so ordered, and each approved Sale shall be made only in accordance with such approval. All credit approvals must be in writing. Receivables arising from orders approved or unapproved by BLN, in whole or in part, shall be sold to BLN with full recourse to us. A credit approval shall not be effective if

     2.4 Client will provide BLN with listings of Receivables in form satisfactory to BLN, together with Customers' invoices, shipping documents, and such other documents and proof of delivery/rendition as BLN may at any time require. Billing on invoices by whomever done shall be conclusive evidence of assignment and sale hereunder of such Receivables whether or not Client execute any other instrument/document showing specific or general assignment with regard thereto. Client hereby agree and undertake that Client will ensure that all invoices to Customers shall bear the following notation plainly on the face thereof: "This invoice has been sold and assigned to BLN CAPITAL FUNDING LLC,180 NORTH STETSON SUITE 3501 CHICAGO, IL 60601. Payment to ourselves or any other person or entity cannot and will not constitute a valid discharge of this debt, as only BLN CAPITAL FUNDING, LLC is entitled to receive payment hereof and give a receipt therefore".

     ALL REMITTANCES OBTAINED BY CLIENT AGAINST RECEIVABLES WILL HE RECEIVED IN TRUST FOR BLN. CLIENT AGREE AND UNDERTAKE NOT TO BANK ANY SUCH REMITTANCES, BUT TO TURN OVER TO BLN THE IDENTICAL REMITTANCES IN KIND AS PROMPTLY AS POSSIBLE; PROVIDED, HOWEVER, THAT NOTHING HEREIN AUTHORIZES CLIENT TO COLLECT RECEIVABLES.

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     2.5  Each  invoice   evidencing  a  Receivable  shall  state  in  a  manner
satisfactory to BLN that the Receivable has been assigned and conveyed to BLN and is payable in United States dollars to BLN only, which may be done by BLN at its option. Client shall also provide BLN with documents relating to such receivables including all bills of lading, proof of delivery, contracts and purchase orders.

     2.6 If any remittance or payment for a Receivable is made directly to Client by or on behalf of a Customer, Client shall hold such amounts in trust/escrow for BLN and such amounts shall be deemed the sole property of BLN. Upon receipt of any such remittance or payment, Client shall immediately deliver to BLN at the lockbox referred to in Section 2.12/13 or to forward to BLN directly at the address on page 1 of this agreement, the identical checks, monies or other forms of payment received and BLN shall have the right to endorse Client's name on all such remittances.

     2.7 The purchase price of Receivables is to be the Net Amount thereof, which, less any charges and reserves, will be due and payable on the Payment Date. Client shall pay BLN a servicing fee in an amount equal to 1.65% (One Point Six-Five Percent of the gross amount of such/each invoice for the first THIRTY (30) day term or part thereof, plus (.65%) of such gross amount for each additional Fifteen (15) day term or part thereof; provided, however, that the minimum servicing fee for any given Invoice shall be $25.00 provided, further, however, that the minimum servicing fee commissions paid by Client for each Month (1) months of the Initial Period or Renewal Period (as such terms are hereinafter defined), as applicable, shall be the greater of (i) $5,,000 per month or (ii) an amount equal to 1.75% of BLN's gross monthly purchases of invoices for the preceding fiscal month from Client, or (iii) an amount equal to 1.75% of BLN's average gross monthly purchases of invoices for the preceding two months. If the Initial Period or any applicable Renewal Period is not completed for any reason, the gross monthly or quarterly purchases of invoi ces for such uncompleted period shall be based upon the gross monthly or quarterly purchases of invoices for the prior period completed. The aggregate servicing fee payable by Client in each quarterly period as described above shall be due and payable regardless of the gross value of the Receivables actually sold by Client under this Agreement during such period. BLN may retain from sums payable to Client a reserve, which reserve may be revised from time to time at your discretion, in order to provide for Customer Disputes, possible credit losses on Receivables, sums owing to BLN for goods/services purchased by Client from any other firm factored or otherwise financed by BLN, and the Obligations. A discount, credit, or allowance may not be claimed by us, buy may be claimed solely by the Customer; no third party beneficiary rights are created hereby. Not withstanding any thing contained herein to the contraire. In addition to the foregoing client shall pay BLN interest of Prime Plus One Percent (P+1.00%) monthly calculated and based on the average daily net funds advanced/employed under the Accounts Receivable Purchase Line for any given month. Such Interest shall be paid the first of each month to BLN and shall be based on the average daily net funds employed by Client, such Interest charge shall be added to client's ledger the first of each month, thereby, increasing the total of net funds employed by a like amount. Lastly, Client shall be subject to an early termination fee with respect to the accounts portion, in the event they payoff BLN prior to the nine month period as called for in this agreement. NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THE PARTIES TO THIS AGREEMENT HAVE MUTUALLY AGREED THAT ABSENT AN EVENT OF DEFAULT THAT THE CLIENT DOES NOT HAVE TO SERVICE ITS ACCOUNT THROUGH THE BLN LOCKBOX AS OUTLINED/CONTAINED HEREIN, IN CERTAIN SECTIONS OF THIS AGREEMENT AND THAT THE RATE FOR ALL SUCH LOANS AND ADVANCES SHALL BE PRIME PLUS .50% (PRIME PLUS. ONE-HALF PERCENT) PER ANNUM PAYABLE MONTHLY IN CASH PLUS AN ADDITION A MONTHLY SERVICING FEE OF .65% PER MONTH BASED UPON THE AVERAGE DAILY FUNDS EMPLOYED TO CLIENT ON NET FUNDS EMPLOYED SHALL BE DUE AND PAYABLE. THE SERVICING FEE HOWEVER, SHALL ACCRUE AND BE PAYABLE BY CLIENT AT THE END OF EACH MONTH OR IF THE CLIENT ELECTS TO PAYOFF BLB PRIOR TO MARCH 15, 2008. THE CLIENT SHALL PAY THE MONTHLY INTEREST OF NET FUNDS EMPLOYED (INTEREST PORTION) AT FIRST OF THE FOLLOWING MONTH IN CASH (THE CASH PORTION) EITHER BY COMPANY CHECK OR WIRE TRANSFER TO BLN.

     2.8 Such fee as outlined above shall be based upon the number of months remaining in this agreement times the average monthly fees generated in the prior period and/or month as outlined above.

     2.9 BLN may, at its sole discretion, advance against any of the Receivables, Finished Goods Inventory and Raw Materials Inventory and Purchase Orders it deems acceptable/eligible from time to time, as amended from time to time, as presented to BLN by Client within the limits of credit facility established by BLN with Client. The Advance rate against eligible accounts shall be up to 85% of such accounts, the advance rate against eligible inventories shall be up to 40% of such inventories and the advance rate against eligible Purchase Order's shall be up to 50% of such Purchase Order. Loans/Advances and Purchases under this section shall be limited to the total/aggregate amounts as specified in either section 6.1 of this agreement and/or below with respect to the accounts portion. .

     2.10 Within a reasonable period of time after delivery of the Receivables and receipt of those Receivables by BLN pursuant to the provisions hereof and during the business day, no later than the Payment Date, BLN shall remit the Advance Rate of the Receivables on which BLN has agreed to advance and shall remit to Client the Advance Rate regarding the subject Receivables. The Reserve amount with respect to a Receivable shall also be remitted to Client after the full payment of the Receivable is received by BLN, less other Obligations, fees or other amounts due BLN hereunder, with the remittances to be made monthly relating to full payments received in the prior month. All amounts transferred to Client pursuant to this Agreement hereunder shall be disposed of in accordance with the instructions of Client. Prior to the Payment Date, upon Client's request and at BLN's sole discretion, BLN may advance to Client the Advance Rate of each Receivables on which BLN has agreed to make an advance and Client agrees to pay on demand and advances or charges at any time outstanding

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on Client's account,  but the aggregate amount of such advances shall not exceed the sum of $200,000. AS OUTLINED IN SECTION 6.1 OF THIS AGREEMENT.

     2.11 If any Receivable is the subject of a Dispute as defined herein, or if the Receivable remains unpaid for a period of more than ninety (90) days after the date of the invoice to the Customer, or if there exists any breach of Clients representations, warranties or promises hereunder with respect to any Receivable, Client hereby agrees, upon demand by BLN at BLN's sole option, either to repurchase from BLN such Receivable (or the unpaid portion thereof) for the amount of the applicable Purchase Price of such Receivable or the aggregate amount of such Purchase Price of any Receivables affected by such Dispute, together with all unpaid fees and other Obligations hereunder. Furthermore, if there is a Default under the terms of this Agreement or if there is a default under any other agreement or Obligation Client has with BLN, or if this Agreement is terminated, BLN may reassign and charge back to Client all or any portion of outstanding Receivables purchased by BLN pursuant to this Agreement. To reassign Receivables, BLN may charge first against Client's Reserve, then against Blocked Account (hereinafter defined), then against any other accounts with FIFTH THIRD BANK an amount equal to the unpaid balance of the reassigned Receivables, including accrued and unpaid finance charges on the date of reassignment. The reassignment shall be effective automatically upon the chargeback to Client. In the event that the Reserve, Blocked Account, or any other FIFTH THIRD BANK account, which BLN may charge is insufficient to satisfy the balance of the reassigned Receivables, Client agrees, upon demand to pay the deficiency amount due to BLN and any amounts unpaid shall bear interest at the Default rate until paid. Until the respective Reserve amount for each Receivable is due Client as described hereunder, the Reserve amount retained by BLN pursuant to the terms of this Agreement shall be the sole exclusive property of BLN and may be held and commingled with other funds of BLN.

     2.12 Interest, if applicable, shall be charged for the number of days that advances of the Purchase Price are made prior to Payment Date and for the number of days that advances or other charges to Client's account remain outstanding. Subject to Section 2.7 of this agreement interest prior to Default shall be at the variable rate (the "Interest Rate") and interest upon the occurrence of a Default shall be at the variable rate (the "Default Rate") as set forth on in this agreement. Interest shall be computed on the basis of a year of three hundred sixty (360) days, for the actual days elapsed. Changes in interest rate shall be effected to reflect changed in the Prime Rate, with changes to such interest rate to take effect as and when such changes in the Prime Rate occur. For the purpose of interest calculation, discounts earned during each month shall be deemed charged to Client's account as they occur. Interest shall be paid monthly on the first day of each month and BLN is entitled to charge any interest due from Client against the Reserve Account, the Blocked Account, or against any account maintained by Client at FIFTH THIRD BANK which BLN may charge.

     2.13 Blocked Account/Lockbox. Client shall establish and maintain, at its expense, lockboxes and related blocked accounts (in either case, "Blocked Accounts"), as BLN may specify, with such banks which are acceptable to BLN in which Client shall promptly deposit, and shall direct all of its Customers to directly remit, all Receivables as well as all cash payments received by Client, including, without limitation, all payments in respect of Receivables, and all other Collateral, all tax, duty and other cash refunds, and all other cash payments, in each case, in the identical form in which such payments are made, whether by cash, check or other manner. The banks at which the Blocked Accounts are established shall enter into an agreement, in form and substance satisfactory to BLN. Client agrees to provide notices to each Customer of the assignment of the Receivable and payment to the Blocked Account, as called for in this agreement the ("Blocked Account Notice"), upon signing this Agreement, and, if required by BLN, with respect to any new Customer. Client will not, without BLN's consent, direct Customers to make payment of invoices to any address other than the address set forth in the Blocked Account Notice.

     2.14 Servicing Fees and/or commissions charged with respect to advances against Purchase Orders and the related inventory purchased where BLN shall be deemed to have a Purchase Money Security Interest in such purchases or direct advances to suppliers where BLN have advanced monies to said suppliers from time to time, as the case may be (herein sometimes referred to as the "Purchase Order Line"), shall be as follows: a servicing discount equal to 3.95% of the funds advanced and/or outstanding for the initial 30 day period from the initial date of the advance as evidenced either by wire transfer or check plus Client shall pay an additional servicing fee on advances that remain outstanding after the initial 30 day period of 1% for each 15 days or part thereof until any such advance is paid off in full plus an interest charge of prime +.50% on the average daily funds employed and/or advanced and outstanding. BLN shall have the sole right so long as advances remain open and outstanding under the Purchase Order Line to advance and/or apply funds as necessary and to record same on its/Client's ledger sheets and/BLN books. In any event all application of funds shall first apply to any accrued fees or interest due, next to any expenses that may relate to these specific advances/line and lastly to the principal and/or monies advanced under this line for products and or services on behalf of Client.

     2.15 Interest, with respect specifically, to loans against inventory, under this agreement with Client shall be based and bear interest at the rate of Prime Plus One-Half Percent (P+.50%) annually based on the average daily funds employed which shall be computed and billed monthly by BLN and an additional monthly servicing fee equal to and based upon (.65%) of the average daily funds employed for any given month shall also be charged under the inventory loan/line. The interest and fees under this section shall be calculated, billed and added to the client's inventory billing statement and/or loan ledger the first of the following month and shall be due and payable by the 15th of the month billed.

     2.16 Interest, with respect to monies/funds specifically advanced by BLN not covered/outlined in section 2.7 or 2.14 or 2.15 or any other part of this agreement with respect to interest rates, shall be One Point Six-Six Percent monthly (1.66%) monthly or the rate as so called for in any separate or specific note by Client/borrower to BLN on any borrowed monies and/or outstanding funds as evidenced by separate advances and/or loan ledger/s. on BLN's records/books.

     2.17 Over Advance Loans. In the event that there is an over advance (amounts that are due BLN in excess of amounts currently held by BLN in the Reserve), BLN, at its option, may waive this as a Default and may consider the over advance to be a demand loan (the "Over advance Loan") payable at the Default Rate; provided, however, that during the period that the Over advance Loan remains unpaid, all outstanding advances for the Purchase Price of the Clients Accounts shall bear interest at the Default Rate rather than the Interest Rate. Any Over advance Loan, if requested, will only be made at the sole discretion of BLN.

     2.17 BLN shall generate a statement of account/s monthly on advances/loans and such statement/s shall be binding upon client absent a manifest error with respect to amounts due BLN for loans or advances made by BLN to Client. These statements shall be binding evidence as to amount of our outstanding loans or advance/s by BLN to client by ledgering advances made by BLN, collection of accounts, payments and certain fees generated from time to time or as they occur. These ledgers shall be deemed a true and accurate accounting of monies due by client to BLN, unless Client notify BLN in writing within 30 days of receipt of statement or no later than 45 days from the last entry date on any given monthly statement. Furthermore, BLN and Client collectively agree that no note or notes are needed by BLN to evidence client's indebtedness to BLN. That the accounting with respect to advances, principal balances, interest, fees and other charges on the ledgers created and generated by BLN and/or paid by client monthly shall be deemed true and accurate unless Client notify BLN in writing within 45 days after any given month. Lastly, any interest or loan statement that is paid by client as submitted by BLN shall be deemed true and accurate, and shall only be subject to future adjustment by BLN at its sole discretion, subject to any material mistake/error by BLN respect to the statements computation. Client shall pay BLN the first day of each month or upon demand for any and all fees, interest or other charges generated/created during the month on our account/s outstanding with BLN whether it be from loans or advances secured and against receivables, inventory, equipment or purchase orders unless stated other wise in this agreement in specific numbered sections.

     2.18 BLN shall have the right to verify/contact directly (either in a written format , by telephone, in person or by email) any and/or all account debtors and all accounts, irrespective if BLN made an advance against said account/s., said verification shall allow BLN to check validity, accuracy and correctness of billing/invoicing and to verify if in fact account debtor has received actual invoice/billing and has in placed same into their respective accounting/payable system/s. Furthermore, In the event of a dispute or problem Client will notify BLN promptly of such dispute and will handle/settle all Customer Disputes on a timely basis, but BLN shall have the right at all times to do so directly and to compromise, adjust, verify or litigate all such Customer Disputes for any and all invoices that remain unpaid 30 days past the due date or for any invoice that is disputed (via verification by BLN) of/by the client's individual account debtor . If a Customer Dispute exists or is asserted with regard to any Receivable, or if Client shall breach any representation, warranty or covenant with respect to any Receivable, BLN may charge back to our account the gross amount of such Receivable, as well as all other Receivables owing by the same Customer. BLN may charge back to our account at any time any Receivable, whether before or after its due date. A chargeback shall not be deemed a reassignment or sale of the Receivable, and title thereto and to the goods represented thereby shall remain vested in BLN until BLN execute a reassignment. All returned, replevied, and reclaimed goods coming into our possession shall be held in trust by Client for BLN

     2.19 BLN has proposed/agreed to lend up to 50% (Fifty Percent) against acceptable finished goods and raw materials of Client from time to time, as determined by BLN and subject to the Client keeping good, current, true and accurate records of Client's inventory with respect to type, costs, quality, quantity and location of such goods/inventories. Client at all times will make available to BLN any and all of its books and records with respect to the price, costing, location and accounting of its inventory during normal business hours and days. BLN shall have the further right and Client shall provide all reasonable help when/where needed and requested by BLN to locate, visit, inspect, identify, cost and count such inventory where ever located. Client shall keep track of all costs, price, withdrawals and additions of inventory on a daily and perpetual basis and make such record keeping available to BLN during all normal business hours days. Client further agrees to insure the inventory for not less than the amount of BLN loan/line of $ None Client will notify BLN promptly of any negative material damages, changes or shortages that may occur from time to time with respect to the inventory or any material change affecting its salability. Client agrees it will only sell inventory in its normal course of business to its normal/established client/customer base. Client will not allow any party other than BLN to place a lien on Client's inventory or suffer a judgment against same. BLN shall generate and provide Client with a separate monthly statement listing/recording all loans/advances, payments, interest, fees, and expenses it made/makes to Client with respect to Client's inventory and Client shall pay same by the 15th of the month that said statement was generated by BLN.

                                    ARTICLE 3

           GRANT OF SECURITY INTEREST, CROSS COLLATERAL-CROSS DEFAULT
                             AND SPECIAL PROVISIONS

     3.1 In order to secure the prompt payment and performance of Client's Obligations hereunder, Client hereby, upon the terms hereof and for value received, grants to BLN a security interest in and a right of setoff with respect to the following assets of Client: all accounts, accounts receivable, chattel paper (whether tangible or electronic), contracts and contract rights (including, without limitation, all Customer's rights in purchase orders in the assets sold and assigned), documents (including, without limitation, all Customer's bills of lading and proof of delivery), instruments (including without limitation, promissory notes), inventory, equipment, investment property, real property, letter of credit rights, letters of credit, and all general intangibles (including without limitation, payment intangibles and software), all Reserves in which Client has any interest or which are to become due and payable to Client, and all books and records of Client (whether tangible or electronic) relating to the assets set forth herein, whenever acquired and whether now or hereafter existing, wherever located (all of which are hereinafter collectively called "Collateral") and all proceeds of Collateral. All terms not defined in this subsection shall have the meaning set forth in Revised Article 9 of the Uniform Commercial Code as adopted in the State of Illinois.

     3.2 All of the foregoing Collateral shall secure the payment of all Obligations at any time owing to BLN, fixed or contingent whether arising under this Agreement or by operation of law or otherwise. BLN is expressly authorized at any time to charge to Client (and against any credit balance on BLN's books in Client's favor, whether matured or unmatured) the amount of any or all of the Obligations. Client shall pay to BLN on demand any debit balance at any time existing in Client's Blocked Accounts. Client shall execute and deliver to BLN such other documents and instruments, including, without limitation, UCC financing statements or amendments, as BLN may request from time to time. In addition, Client hereby authorizes BLN to file financing statements under the UCC, with respect to the above Collateral. Client agrees that it will not lend any sum of money whatsoever to any individual or entity, nor act as guarantor, surety or endorser without BLN's prior written consent.

     3.3 Client agrees that, with respect to the security interest granted by this Agreement, BLN shall have all of the rights and remedies of a secured party as provided by the UCC in addition to any and all remedies provided by any other applicable law and all rights and remedies provided for by this Agreement and by any other agreement it being understood that the security interest hereby secures any and all present and future Obligations of Client to BLN. With respect to all of the Collateral in which a security interest is granted under the terms of this Agreement, Client agrees:

          A. to keep it free from all taxes, liens and encumbrances. Client agrees to notify BLN in writing immediately upon any notice of lien, seizure of, levy upon or attachment of the Collateral and Client hereby indemnifies BLN against any of the same; and

          B. to keep all tangible Collateral in good order and working condition to maintain and operate it in strict compliance with all laws, ordinances and regulations pertaining thereto, and Client hereby indemnifies, holds harmless and insures BLN against any loss, damage or destruction of the Collateral regardless of the cause of such damage, loss or destruction. No damage, destruction or loss of the Collateral shall release Client from any obligation to BLN, and in the event of the loss, destruction or substantial damage to the Collateral which puts the Collateral in non-operating or unusable or un-salable condition (except for minor repairs which Client shall at once proceed to make, including the replacement of minor parts), all of the Obligations due from Client to BLN shall at once become due and payable as if originally agreed to be paid immediately. Client agrees to notify BLN in writing immediately upon the occurrence of any such damage, loss or destruction without regard to the cause of such damage, loss or destruction; and

          C. to insure all tangible Collateral for an amount at least equal to its replacement cost value against loss by fire, theft or other casualty with a reasonable insurance company acceptable to BLN with proceeds of such policy or policies payable to BLN and/or Client as their interest may appear; and

          D. not to sell, pledge, hypothecate or assign any of Client's interest in any of the Receivables or other Collateral without the prior written consent of BLN.

     3.4 In order to facilitate the terms of this Agreement, Client hereby authorizes and appoints BLN as its lawful attorney-in-fact to collect and receive all payments from all Customers and to exercise at any time any of the following powers: (i) to receive, endorse, and deposit in BLN's name all payments received from Customers; (ii) to transmit to any party notice that Client has granted BLN a security interest in the Receivables or that any Receivable has been sold to BLN; (iii) to institute any proceedings deemed by BLN necessary to effect collection of any Receivable; (iv) to sign Client's name on any financing statement, or any amendment or continuation statement thereto with respect to any Receivable; and (v) to take any action deemed reasonable to fulfill the terms of this Agreement.

     3.5 At the request of BLN at any time and from time to time, Client shall, at its expense, duly execute and deliver, or cause to be duly executed and delivered, such further agreements, documents and instruments, and do or cause to be done such further acts as may be necessary or proper to evidence, perfect, maintain and enforce the security interests and the priority of the security instruments. Where permitted by law, Client at any time hereby authorizes BLN to execute, if required, and file one or more UCC financing statements signed only by BLN.

     3.6 ACH or Wire Transfer Authorization. In order to satisfy any of the Obligations of Client, Client authorizes BLN to initiate electronic debit or credit entries through the ACH or Wire Transfer system to the Blocked Account.

     3.7 IT IS EXPRESSLY UNDERSTOOD BY CLIENT THAT ANY AND ALL LOANS, ADVANCES AND/OR SPECIAL ADVANCES MADE TO, FOR AND/OR ON BEHALF OF CLIENT HEREUNDER SHALL BE CROSS COLLATERALIZED AND CROSS DEFAULTED.

     3.8 IT IS EXPRESSLY UNDERSTOOD BY CLIENT THAT NO NOTE OR NOTES OF ANY KIND OR NATURE ARE NEEDED AND/OR REQUIRED (OTHER THAN THOSE THAT MAYBE REQUIRED BY
LAW) OF BLN BY CLIENT TO EVIDENCE BLN LOANS AND OR ADVANCES. THAT THE VARIOUS LOAN LEDGERS CREATED MONTHLY BY BLN, SHOWING PRINCIPAL AND INTEREST CALCULATIONS WHICH ARE UPDATED BY BLN FROM TIME TO TIME SHALL BE BINDING ON THE CLIENT WITH RESPECT TO MONIES OWED BY CLIENT TO BLN, WITH RESPECT TO PRINCIPAL, INTEREST, FEES AND ANY OTHER CHARGES AS CALLED FOR IN THIS AGREEMENT.

                                    ARTICLE 4

                  REPRESENTATIONS AND WARRANTIES AND COVENANTS

     4.1 Client warrants that all Receivables are, and at the time of assignment to BLN, will be BONA FIDE and existing obligations of the Customers arising out of the sale of goods and/or the rendition of services in the ordinary course of Client's business, free and clear of all liens, security interests and encumbrances; that all Receivables are and will be owned and owing to Client without any Dispute; and that Client is now, and shall at all times during the term of this Agreement, solvent and, fully authorized to assign and sell the Receivables to BLN hereunder without any restriction of any kind and grant BLN the security interests described herein.

     4.2 Client shall, for each year this Agreement remains in effect, provide BLN with a copy of its financial statements which shall be prepared as required in Section 6 and be pre AND pared in accordance with generally accepted accounting standards reflecting the financial condition of Client including, without limit, balance sheet and income/loss statements and shall provide these financial statements not later than one hundred twenty (120) days after the end of its fiscal year and within sixty (60) days after the end of each quarter. All accountants providing such annual financial statements must be approved by BLN in its sole discretion. Client also agrees to furnish BLN copies of Federal
Income Tax returns within one hundred twenty (120) days following the end of Clients fiscal year (plus extensions). Client shall also provide each Guarantors financial statement, in form acceptable to BLN, and each Guarantors tax return within one hundred (120) days after the end of the client's fiscal year. Client shall also furnish or cause to be furnished to BLN such budgets, projections and other information respecting the business of the Client, as BLN may, from time to time, reasonably request.

     4.3 Client shall reimburse BLN for any costs or expenses incurred by BLN for any reports from Dun & Bradstreet or any other credit-reporting agency concerning Customers or Client, which may be required at BLN's sole discretion from time to time. Client shall reimburse BLN for all fees or expenses incurred by BLN for wire transfers or other delivery charges on items shipped to Client if requested by Client and for all fees and expenses with respect to the collection of the Receivables. Client shall pay to BLN on demand for all costs, expenses, filing fees and taxes paid or payable in connection with the preparation, negotiation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of the Obligations, BLN's rights in the Receivables, in the other Collateral, this Agreement and all other documents executed in connection herewith or therewith and the consummation of the transactions contemplated hereby and thereby, and any amendments, supplements or consents which may hereafter be contemplated whether or not executed) or entered in respect hereof and hereof, including, without limitation,

     a) all costs and expenses of filing or recording (including Uniform Commercial Code financing statement filing taxes and fees, documentary taxes, intangibles taxes and mortgage recording taxes and fees, if applicable); (b) all insurance premiums, appraisal fees and search fees; (c) costs and expenses of remitting loan proceeds, collecting checks and other items of payment, and establishing and maintaining the Blocked Account and any lockbox, together with BLN's customary charges and fees with respect thereto; (d) costs and expenses of preserving and protecting the Collateral; (e) costs and expenses including but, not limited attorney's fees and/or accountant fees and/or fees related to the appraisal of any BLN's Collateral paid or incurred in connection with obtaining payment of the Obligations, enforcing the security interests and liens of BLN, selling or otherwise realizing upon the Collateral, and otherwise enforcing the provisions of this Agreement or defending any claims made or threatened against BLN arising out of the transactions contemplated hereby and thereby (including preparations for and consultations concerning any such matters); (f) all out-of-pocket expenses and costs heretofore and from time to time hereafter incurred by BLN during the course of periodic field examinations of the Collateral and Client's operations, plus a per diem charge at the rate of $900.00 per person per day for BLN's examiners in the field and office; (g) the fees and disbursements of counsel (including legal assistants) to BLN in connection with any of the foregoing; and (h) all costs, expenses, filing fees and taxes paid or payable by BLN in connection with the collection, the liquidation, the enforcement and defense of the Obligations, BLN's rights in the Collateral, this Agreement, and all other documents related herewith or therewith, and the Receivables.

     4.4 Client shall execute any documents at present or which may be required in the future to evidence this transaction as may be required by BLN or BLN's counsel and/or to execute all reasonable documentation in the future that may not have been obtained from Client by BLN at the time of closing that maybe required by BLN to maintain its security interest or to continue funding Client.

     4.5 With respect to each Receivable: (a) Client's principal place of business and Client's books and records relating to the Receivables are located at the address set forth on page one of this Agreement; (b) Client is the sole owner of each Receivable, free and clear of all liens and encumbrances, and Client will not assign, sell, transfer, pledge, grant a security interest in or encumber or otherwise dispose of or abandon any part or all of the Receivables;
(c)  Client  has  made  proper  entries  in its  books  disclosing  the  sale of
Receivables to BLN; (d) each Customer has legal capacity to contract and is indebted to Client in the amount indicated in Client's books and records; (e) each Receivable is valid, legally enforceable, and represents a bona fide undisputed indebtedness; (f) no Receivable is subject to any valid defense, offset, contra, counterclaim allowance, or is contingent; (g) each Customer is solvent, and each Receivable will be paid in full on or before its maturity date; (h) no agreement for any deduction or allowance of any kind exists or will be made by Client; (i) all information appearing in Client's books and records relating to each Receivable is true and correct in all respects; (j) all signatures and endorsements appearing on the invoices and documents relating to the Receivables are genuine, and all signatories and endorsers have full capacity and authority and were fully authorized to contract for the Receivables; (k) the Customer with respect to all Receivable either assigned or purchased is not, nor shall not be, a Related Person, nor is money, materials or labor which would constitute an offset or a reduction in the amount due against any account assigned or purchased by BLN, in the event that the foregoing should arise client shall notify BLN immediately of such potential offset or event. Client will assign and sell to BLN all of its receivables and will not assign or sell to any other party, nor will it retain any of its Receivables and (l) to the extent that any Receivable constitutes a retail sale to a Customer, the Customer has executed a consumer finance agreement in a form previously approved by BLN.

     4.6 Client will maintain books and records in accordance with generally accepted accounting principles consistently applied. BLN shall have full access to, and the right to audit and make copies from Client's books and records relating to Receivables or this Agreement. In addition to the information requested in Section 4.2 above, Client will furnish to BLN such financial statements and other information regarding Client's business affairs as BLN may request. Futhermore, Client's balance sheets and statements of income and retained earnings, and all accompanying financial information heretofore furnished to BLN by us, are complete and correct in all material respects and fairly represent our financial condition as at the dates of said financial statements and the results of its operations for the periods ending on said dates. Since the date of the latest of such statements there has been no material adverse change in our financial condition from that set forth in said balance sheets as at that date. No information, exhibit, or report furnished by Client to BLN in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein not materially misleading. Client has /will satisfied all judgments and are not in default with respect to any judgment, writ, injunction, decree, rule, or regulation of any court, arbitrator, or federal, state, municipal, or other governmental authority, commission, board, bureau, agency, or instrumentality, domestic or foreign. Lastly, client has /will file all tax returns (federal, state and local) required to be filed and has paid all taxes, assessments, and governmental charges and levies thereon due, including interest and penalties

     4.7 Nothing in this Agreement shall be construed to constitute BLN as agent for Client or to obligate BLN to assume any of Client's obligations with respect to any Receivable. BLN shall not assume or create any liability for any error or omission or delay occurring in a settlement, collection or payment of any Receivable. Notwithstanding the foregoing, if Client fails to perform any obligation that Client was required to perform in order to maintain the obligation of a Customer to make payments on a Receivable, BLN may perform or retain others to perform such obligation, at Client's sole expense and such expense shall constitute part of Client's Obligations described hereunder.

     4.8 Client shall reimburse BLN on demand for all costs incurred by BLN in the enforcement for payment of the Receivables all fees, costs and expenses of any kind and nature which BLN may incur in the filing notices, making lien or title examinations protecting, maintaining, preserving or enforcing agreements relating to the Receivables or any other matters related to this Agreement which shall be added and deemed part of Client's Obligations hereunder.

     4.9 Client will not (a) sell any of its assets other than the sale of inventory in the ordinary course of business; (b) encumber or grant a lien on any of its assets, other than the lien in favor of BLN; (c) incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any obligations or indebtedness, except: (i) the Obligations; and (ii) trade obligations and normal accruals in the ordinary course of business not yet due and payable; (d) directly or indirectly, make any loans or advance money or property to any Person, or invest in (by capital contribution, dividend or otherwise) or purchase or repurchase the stock or indebtedness of all or a substantial part of the assets or property of any Person, or guarantee, assume, endorse, or otherwise become responsible for (directly or indirectly) the indebtedness, performance, obligations or dividends of any Person or agree to do any of the foregoing; or (e) directly or indirectly, declare or pay any dividends on account of any shares of class of capital stock of Client now or hereafter outstanding, or set aside or otherwise deposit or invest any sums for such purpose, or redeem, retire, defease, purchase or otherwise acquire any shares of any class of capital stock (or set aside or otherwise deposit or invest any sums for such purpose) for any consideration other than common stock or apply or set apart any sum, or make any other distribution (by reduction of capital or otherwise) in respect of any such shares or agree to do any of the foregoing.

     4.10 Client shall not, directly or indirectly, (a) merge into or with or consolidate with any other Person or permit any other Person to merge into or with or consolidate with it; or (b) sell, assign, lease, transfer, abandon or otherwise dispose of any stock or indebtedness to any other Person or any of its assets to any other Person except for sales of inventory in the ordinary course of business; or (c) form or acquire any additional subsidiaries; (d) wind up, liquidate or dissolve; (e) agree to do any of the foregoing; or (f) change its name, state of organization, type of organization or the location of its business, without in any and/or all events as hereinbefore set forth providing BLN with at least thirty (30) days prior written notice.

     4.11 Client shall not, directly or indirectly, open, establish or maintain any deposit account, investment account or any other account with any bank or other financial institution, other than the Blocked Account and the Client's operating account and payroll tax account as set forth in this agreement, except as to any new or additional Blocked Accounts and other such new or additional accounts which contain any Collateral or proceeds thereof, with the prior written consent of BLN and subject to such conditions thereto as BLN may establish.

     4.12 The Receivables being advanced against (i) are genuine, are in all respects what they purport to be, and are not evidenced by a judgment; (ii) represent undisputed, bona fide transactions completed in accordance with the terms and provisions contained in the documents delivered to BLN with respect thereto; (iii) the amounts shown on our books and records and all reports, invoices and statements which may be delivered to BLN, in written or electronic form, with respect thereto are actually and absolutely owing to Client and are not in any way contingent; (iv) no payments have been made or shall be made thereon except payments immediately delivered to BLN pursuant to this Agreement;
(v) there are no set-offs, counterclaims, or disputes existing or asserted with respect thereto and Client have not made any agreement with any Customer for any deduction there from except for trade discounts which discounts if made are reflected in the calculation of the face value of the respective invoice related thereto; (vi) there are no facts, events or occurrences which in any way impair the validity or enforcement thereof or tend to reduce the amount payable there under as shown on our books and records and all reports, invoices and statements delivered to BLN with respect thereto; (vii) to the best of our knowledge, all Customers have the capacity to contract and are solvent; (viii) the services furnished and/or goods sold giving rise thereto are not subject to any lien, claim, encumbrance or security interest except your security interests; (ix) Client have no knowledge of any fact or circumstance which would impair the validity or collect ability thereof; and (x) to the best of our knowledge, there are no proceedings or actions which are threatened or pending against any Customer which might result in any material adverse change in such Customer's financial condition.

     4.13 List of all of Client's present trade and fictitious names:

          LASALLE BRANDS CORPORATION

     4.14 List of all of Client's former trade, fictitious and corporate, limited liability company or partnership (as applicable) names:

          DINER'S ACQUISITION CORP.

          CREATIVE EATERIES CORPORATION

          ULTRAGUARD WATER SYSTEMS, INC.

     4.15 Client is a corporation, limited liability company proprietorship or limited partnership (as applicable) duly organized, validly existing, and in good standing under the laws of the State of Nevada and has the power and

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authority to enter into and perform all of our obligations  under this Agreement and all other documents and instruments now or hereafter executed in connection with this Agreement. Furthermore, the undersigned Scott Campbell certifies and states to BLN, that he is the President and Chief Executive Officer of Client and a principal and has obtained or will have obtained all the needed authority and consents to enter into and obligate Client under this entire agreement and all its provisions, herein. Furthermore, he may obtain new or additional funding for Client from time to time in the future and had/has full corporate as well as all the necessary authority to pledge all assets of Client to BLN and all of the related underlying collateral. He has reviewed this Agreement with the necessary parties and all other related documents and is familiar with same and in agreement that client will comply with the provisions within this agreement.

     4.16 The execution, delivery and performance by Client of this Agreement and all other related documents have been duly authorized by all necessary corporate, limited liability company or partnership (as applicable) action and will not violate any provision of law or of our charter or bylaws or partnership or operating agreement, as applicable, or result in the breach of or constitute a default or require any consent under, or result in the creation of any lien, charge, or encumbrance upon any of our property or assets pursuant to any indenture or other agreement or instrument to which Client are a party or by which Client or our property may be bound or affected.

                                    ARTICLE 5

                       TERM, DEFAULT AND DEFAULT REMEDIES

     5.1 Client will notify BLN promptly of and settle all Disputes at Client's cost and expense, including attorneys' fees, and Client will pay BLN promptly the amount of the Receivables affected thereby. However, if any Dispute is not settled by Client within ninety (90) days of the date of the invoice evidencing the Receivable as shown on its face, or within such shorter period as BLN may determine, BLN may settle, compromise or litigate such Dispute in BLN's or Client's name upon such terms as BLN in BLN's sole discretion deems advisable and for Client's account and risk. BLN may also, in BLN's discretion and without notice to Client, take possession of and sell any returned goods at such prices and upon such terms, as BLN deems advisable. BLN may charge any deficiency, and all costs and expenses, including reasonable attorneys' fees, associated with the Disputed Receivable to Client. In addition to all other rights to which BLN is entitled under this Agreement, if there is any Dispute as to any Receivable or if the Client is otherwise obligated to repurchase the Receivable under the terms of Section 5.5 hereof, BLN may at any time charge back the amount of such Receivable to Client. BLN may also charge back the amount of any Receivable which is not paid to BLN at maturity due to acts of God, war, civil strife, currency restrictions, foreign political impediments or the like. The charge back of a Receivable shall not constitute a reassignment of the Receivable, and title thereto and to the goods represented thereby shall remain vested in BLN until all Obligations relating to such Receivable are paid in full. If any Receivable remains unpaid after ninety (90) days from the date of the invoice evidencing such Receivable, such Receivable shall be deemed to be in Dispute.

     5.2 In the event of any breach by Client of any provision hereof, or upon the termination of this Agreement, Client will pay all Obligations upon demand unless such default or breach is expressly waived by BLN. Should BLN waive any default hereunder, such waiver shall not be deemed to amend this Agreement and constitute a waiver of any such subsequent similar event of default.

     5.3 Should a default occur; then, in any such event, BLN shall have the right to terminate this Agreement at any time without notice. Notwithstanding any termination of this Agreement, all rights and security interests described herein and all of the terms, conditions, and provisions hereof shall continue in full force and effect until all transactions entered into prior to termination have been fully concluded and all Obligations have been paid in full. Client shall pay to BLN on demand the amount of any Obligations arising after termination of this Agreement and payment in full of the Obligations then outstanding.

     5.4 Except as otherwise provided herein, Client shall hold harmless and indemnify BLN for any liability under this Agreement. Should this Agreement be terminated by either party for any reason BLN is authorized to withhold all Reserve amounts until the full amount of all Receivables purchased by BLN hereunder, plus any other Obligations that Client may owe hereunder, has been collected by BLN.

     5.5 Upon the occurrence of any Default, without further notice to Client, BLN shall have the immediate right to (i) cease purchasing Receivables; (ii) terminate this Agreement and enforce the liquidated damages provisions in this agreement ; (iii) enforce against Client and any Guarantor immediate payment of all of Client's Obligations; (iv) collect all amounts due and owing on all Receivables; (v) require Client to assemble the Collateral and make it available to BLN at a place designated by BLN; (vi) enter upon Client's premises to take possession of the Collateral; and (vii) appropriate, set off and apply the Collateral to the payment of Client's Obligations in such order and manner as BLN in its sole discretion shall determine, or settle, compromise or release, in whole or in part, any amounts owing on the Collateral, or prosecute any proceeding with respect to the Collateral, or extend the time of payment of any or all of the Collateral, or issue credits regarding the Collateral or sell, assign and deliver the Collateral (or any part thereof), at public or private sale and apply the net cash proceeds resulting from the exercise of any of the foregoing rights or remedies to the payment of the Obligations, in such order as BLN in its sole discretion, may elect, and Client and any Guarantor hereof shall remain liable to BLN for any deficiency.

     5.6 The initial term of this Agreement shall expire on March 15th, 2008 and is subject to the early termination provisions herein this agreement in the event that Client decides to terminate prior to the foregoing date. This Agreement may be extended for up to (None) months at the sole and exclusive option of Client by written notice by Client to BLN. Client shall deal exclusively with BLN for funding its Receivables and other loans that maybe made by and between BLN and client from time to time. In the event that Client extends this agreement for another six months with BLN no early termination fee shall apply to the extension.

     5.7 This Agreement may be terminated without any cause (a) by BLN upon giving Client written notice stating a termination date not less than ninety
(90) days after the date such notice is mailed or dispatched, or (b) by Client giving BLN written notice stating a termination date not less than ninety (90) days after the date such notice is mailed or dispatched. In the event that Client elects to terminate this Agreement on a date other than the end of the initial or a renewal term, Client shall pay to BLN a termination fee in an amount equal to the Discount for each month or portion of a month remaining in the initial or renewal term.

     5.8 Notwithstanding any termination, all of the terms, conditions, and provisions hereof shall continue in full force and effect until all transactions entered into prior to termination have been fully concluded and all of Client's Obligations have been paid in full. After termination of this Agreement, Client shall pay to BLN on demand the amount of Client's Obligations then outstanding and any of Client's Obligations arising thereafter.

     5.9 No Lien Termination without Release. In recognition of BLN's right to have its attorneys' fees and other expenses incurred in connection with this Agreement secured by the Collateral, notwithstanding payment in full of all Obligations by Client, BLN shall not be required to record any terminations or satisfactions of any of BLN's liens on the Collateral unless and until Complete Termination has occurred. Client understands that this provision constitutes a waiver of its rights under ss.9-513 of the UCC

     5.10 If a Default occurs hereunder, BLN shall have the right at its sole option to immediately terminate this Agreement without notice to Client. If BLN exercises such termination right, in addition to all other rights and remedies BLN may have hereunder and in addition to all of Client's Obligations, Client agrees to pay to BLN upon demand as liquidated damages, a sum equal to Three Percent (3.00%) per month of all outstanding loans/advances and/or other indebtedness for each month or portion of a month remaining in the term.

     5.11 Waiver of Notice. BLN'S FAILURE TO CHARGE OR ACCRUE INTEREST OR FEES AT ANY "DEFAULT" OR "PAST DUE" RATE SHALL NOT BE DEEMED A WAIVER BY BLN OF ITS CLAIM THERETO.

     5.12 Client agrees that upon a Default, BLN may exercise and pursue any and all rights and remedies available to BLN hereunder, and under any other documents and applicable law, including, but not limited to, all the rights and remedies of a secured party upon default under the Illinois Uniform Commercial Code, as amended from time to time, (whether or not such Code applies to the affected collateral), or any other applicable law. The proceeds of any disposition of the collateral described in Section 5 hereof shall be applied first toward all costs, expenses and attorney's fees incurred by BLN at any time in the collection of the Obligations and in the protection and disposition of such collateral, and the balance shall be applied toward payment of the Obligations. Any surplus Client remaining after any such disposition shall be paid to us. Client agrees that Client shall remain liable for any deficiency remaining after any such disposition and shall pay to BLN such deficiency forthwith. To the extent that Client lawfully may, Client hereby agree that Client will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of your rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that Client lawfully may, Client hereby irrevocably waive the benefits of all such laws.

                                    ARTICLE 6

         LOAN AND LINE AMOUNTS, GENERAL AND MISCELLANEOUS UNDERSTANDINGS

     6.1 CLIENT'S 'S AGGREGATE OUTSTANDING OBLIGATIONS UNDER THIS AGREEMENT SHALL NOT EXCEED $200,000 AT ANY GIVEN TIME, WITHOUT BLN'S PRIOR WRITTEN CONSENT WITH SUB-LIMITS ON PURCHASE ORDER ADVANCES OF (NONE) AND INVENTORY ADVANCES OF NONE RESPECTIVELY.

     6.2 Facsimile and Electronic Mail transfer between the parties of this Agreement shall be deemed acceptable and binding including signatures appearing hereon as if the same was an original, this shall also apply to monthly client

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
loan ledgers. Client agrees that, the client loan ledgers on all/various loans and account loan ledgers are in a form and substance acceptable to client and are in fact true, accurate and the delivery of same made be made by mail, facsimile or electronic mail transfer, Client will notify lender by the fifteen of the following month if they did not receive billing/loan statements on all/any loan.

     6.3 All exhibits to which reference is made in this Agreement are intended to be attached to this Agreement and, whether or not so attached, are incorporated herein by reference and made a part hereof.

     6.4 Any notice or communication required or permitted hereunder shall be in writing, and may be given by registered or certified mail or overnight courier service and, if given by registered or certified mail, same shall be deemed to have been given and received when a registered or certified letter containing such notice properly addressed, with postage prepaid, is deposited in the United States mail; if given by overnight courier service, shall have been deemed given and received one business day after being deposited with the overnight courier service and if given otherwise than by overnight courier service, registered or certified mail or by overnight courier service, it shall be deemed to have been given when delivered to whom it is addressed. Any notice or communication shall be given to the parties hereto at their following addresses as outlined/written on page 1 of this agreement.

Any party hereto may at any time, by giving ten (10) days' written notice to the other party hereto, designate any other address in substitution of the foregoing address to which such notice or communication shall be given.

     6.5 This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois and the laws of the United States of America applicable to transactions in the State of Illinois. This Agreement shall be deemed to be made and delivered in the State of Illinois, County of Cook, and shall be effective only when accepted by BLN in Chicago, Illinois.

     6.6 If any action is taken by BLN, in relation to the enforcement of the terms of this Agreement, Client shall pay, in addition to all damages allowed by law and other relief, all court costs and reasonable attorneys' fees incurred by BLN in connection therewith. Such amounts shall be included in the amounts determined herein and considered Obligations of the Client.

     6.7 This Agreement, and all the terms, provisions, and conditions hereof, shall be binding upon and shall inure to the benefit of the parties hereto, and their respective heirs, legal representatives, successors and assigns; provided, however, that nothing contained herein shall be construed to permit any assignment otherwise prohibited by the terms of this Agreement without the prior written consent of each of the parties hereto or their permitted successors or assigns.

     6.8 THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. All prior agreements and understandings between the parties with respect to the transactions contemplated hereby, whether oral or in writing, are superseded by, and are deemed to have been merged into this Agreement unless otherwise expressly provided herein.

     6.9 Amendments or modifications may be made to this Agreement only in documents duly executed by all of the parties hereto and any alleged amendment or modification, which is not so documented, shall not be effecting as to any party.

     6.10 This Agreement is intended to be performed in accordance with and only to the extent permitted by all applicable laws ordinances, rules and regulation. If any provisions of this Agreement or the application thereof to any person or circumstance shall, for any reason and to any extent, be deemed unenforceable, such unenforceability does not destroy the basis of the bargain among the parties as expressed herein, the remaining provisions of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

     6.11 Whenever required by the context, as used in this Agreement, the singular number shall include the plural and the neuter shall include the masculine or feminine gender, and VICE VERSA.

     6.12 Any paragraph headings appearing in this Agreement are for convenience of reference only and are not intended or limited or define the text of any paragraph hereof.

     6.13 No person, firm or other entity other than the parties hereto shall have any rights or claims under this Agreement.

     6.14 The parties hereto covenant and agree that they will execute such other and further instruments and documents as are or may become necessary or convenient to effectuate and carry out the terms of this Agreement.

     6.15 No waiver of a breach or violation of any provision of this Agreement shall operate or be construed as a waiver of any subsequent breach or limit or restrict any right or remedy otherwise available.

     6.16 The rights and remedies expressed herein are cumulative and not exclusive of any rights and remedies otherwise available.

     6.17 Upon the request of either party, the other party hereto will provide certified copies of relevant documents evidencing their authority to execute this Agreement and to consummate the transaction described herein.

     6.18 Time is of the essence with regard to each of the provisions of this Agreement.

     6.19 This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken shall constitute but one and the same instrument.

     6.20 Client and BLN irrevocably consent and submit to the non-exclusive jurisdiction of the state courts of Cook County , Illinois and the United States District Court serving Cook County, Illinois and waive any objection based on venue or FORUM NON CONVENIENS with respect to any action instituted therein arising under this Agreement or in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agree that any dispute with respect to any such matters shall be heard only in the courts described above (except that BLN shall have the right to bring any action or proceeding against Client or its property in the courts of any other jurisdiction which BLN deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against Client or its property).

     (a) Client hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth on the signature pages hereof and service so made shall be deemed to be completed three (3) days after the same shall have been so deposited in the U.S. mail, or, at BLN's option, by service upon Client in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Client shall appear in answer to such process, failing which Client shall be deemed in default and judgment may be entered by BLN against Client for the amount of the claim and other relief requested.

     6.21 BLN shall not have any liability to Client (whether in tort, contract, equity or otherwise) for losses suffered by Client in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on BLN, that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, BLN shall be entitled to the benefit of the rebuttable presumption that it acted in its sole discretion and with the exercise of ordinary care in the performance by it of the terms of this Agreement.

     6.22  CLIENT  HAS  AGREED  TO REPAY  THIS  LOAN  AND  ADVANCE  AS  FOLLOWS:
$50,000.00  DOLLARS BY JANUARY 31,  2008,  $100,000.00  BY FEBRUARY 28, 2008 AND
$50,000.00 BY MARCH 15TH, 2008. THE FAILURE OF CLIENT TO MAKE ANY OF THE PAYMENTS ON A TIMELY BASIS SHALL CONSTITUTE A DEFAULT HEREUNDER.

ARTICLE 7

     7.1 CLIENT AND BLN EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT

     RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE

WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. CLIENT AND BLN EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT CLIENT OR BLN MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth in the initial paragraph hereof.

                                     CLIENT:

                                     LASALLE BRANDS CORPORATION


                                     By: /s Scott Campbell
                                        ----------------------------------------
                                        SCOTT CAMPBELL

                                        ITS' CHIEF EXECUTIVE OFFICER

                                     ACCEPTED ON THIS THE
                                     ___ day of _______________, 2007
                                     in ________________, Illinois:

                                     BLN CAPITAL FUNDING, LLC

                                     By: /s/ Rodney Barrington
                                        ----------------------------------------
                                        RODNEY BARRINGTON

                                        Title: MANAGER

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